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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) DECEMBER 31, 2004


                            CNA FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                      1-5823                   36-6169860
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(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)            Identification No.)


         CNA CENTER, CHICAGO, ILLINOIS                          60685
-------------------------------------------------      ----------------------
    (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (312) 822-5000


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 31, 2004, Registrant made and executed the Third Amendment to the CNA Supplement Executive Retirement Plan of Registrant, as restated effective January 1, 2003 and as previously amended by the First Amendment to the CNA Supplemental Executive Retirement Plan dated February 27, 2004 and by the Second Amendment to the CNA Supplemental Executive Retirement Plan dated March 23, 2004.

The Third Amendment to the CNA Supplement Executive Retirement Plan of Registrant, as well as the CNA Supplement Executive Retirement Plan and First Amendment and Second Amendment thereto referenced above, are attached hereto and incorporated herein respectively as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and
Exhibit 99.4.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:
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


Exhibit No.       Description
------------      -----------

99.1 Third Amendment to the CNA Supplement Executive Retirement Plan of Registrant dated December 31, 2004.

99.2 CNA Supplement Executive Retirement Plan of Registrant, as restated effective January 1, 2003.

99.3 First Amendment to the CNA Supplemental Executive Retirement Plan of Registrant dated February 27, 2004.

99.4 Second Amendment to the CNA Supplemental Executive Retirement Plan of Registrant dated March 23, 2004.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CNA FINANCIAL CORPORATION
                                                        (Registrant)

Date     January 6, 2004                             /s/ D. Craig Mense
                                          --------------------------------------
                                                        (Signature)*
                                          By:  D. Craig Mense
*Print name and title of the              Its: Executive Vice President & Chief
signing officer under his signature.           Financial Officer



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